UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, DC 20549

                                 FORM 8-K


                        CURRENT REPORT PURSUANT
                    TO SECTION 13 OR 15(d) OF THE
                   SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)    November 14, 2005

                ADDVANTAGE TECHNOLOGIES GROUP, INC.
    (Exact Name of Registrant as Specified in Its Charter)

                           Oklahoma
           (State or Other Jurisdiction of Incorporation)

             1-10799                       73-1351610
     (Commission File Number)    (IRS Employer Identification No.)


   1605 E. Iola, Broken Arrow, Oklahoma        74012
(Address of Principal Executive Offices)    (Zip Code)

                        (918) 251-9121
        (Registrants Telephone Number, Including Area Code)

                        Not Applicable
    (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 7.01   Regulation FD Disclosure

       On November 14, 2005, ADDvantage Technologies Group, Inc. (the "Company") issued a press release announcing the retainer of KCSA Worldwide for investor relation services. A copy of the press release is furnished as Exhibit 99.1 to this Current Report and is incorporated herein by reference.


Item 9.01   Financial Statements and Exhibits

(c)     Exhibits.

        The following exhibit is furnished herewith:

99.1    Press Release dated November 14, 2005, issued by the Company.

                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          ADDVANTAGE TECHNOLOGIES GROUP, INC.


Date:  November 14, 2005                  By:    /s/ Ken Chymiak
                                          Ken Chymiak
                                          President and Chief Executive Officer

Exhibit Index

Exhibit Number       Description

99.1     Press Release dated November 14, 2005, issued by the Company

Exhibit 99.1